Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of TM Entertainment and Media, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company as of and for the period covered by this Report.

Date: March 31, 2009	/s/ Theodore S. Green
	Name:	Theodore S. Green
	Title:	Co-Chief Executive Officer and interim Chief Financial Officer

Date: March 31, 2009	/s/ Malcolm Bird
	Name:	Malcolm Bird
	Title:	Co-Chief Executive Officer